Thrivent Series Fund, Inc.
901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402
May 9, 2024
Dear Contractholder:
The Board of Directors of Thrivent Series Fund, Inc. (the “Fund”) has scheduled a special meeting of shareholders for June 27, 2024 (with any adjournments, postponements, or delays of the meeting, the “Meeting”) to be held at 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402. At the Meeting, shareholders of Thrivent Multidimensional Income Portfolio (the “Target Portfolio”) will be asked to consider and approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for its reorganization into Thrivent Opportunity Income Plus Portfolio (the “Acquiring Portfolio”).
As further described in the Prospectus/Proxy Statement, Thrivent Financial for Lutherans (“Thrivent”) and separate accounts of other insurance companies not affiliated with Thrivent are direct shareholders of the Target Portfolio and the sponsors of variable life insurance contracts and variable annuity contracts (each, a “Variable Contract”) funded by the separate accounts invested in the Target Portfolio. As the holder of a Variable Contract, you are being solicited for voting instructions so that shares of the Target Portfolio may be voted in proportion to the instructions received.
If a merger is approved, your investment in the Target Portfolio will automatically be transferred into the Acquiring Portfolio. We will send you a written confirmation after this takes place. This transfer is not expected to be a taxable event. (Of course, you may transfer your investment to a completely different series, which will not count as one of your permitted annual exchanges.)
Your vote counts! If you are not planning to attend the Meeting in person, please vote before June 27, 2024 in one of the following ways:
•
Internet: see the instructions on the enclosed proxy card or voting instruction card.
•
Phone: see the instructions on the enclosed proxy card or voting instruction card.

•
Mail: use the enclosed proxy card or voting instruction card and postage-paid envelope.
Thank you for taking this matter seriously and participating in this important process.
Sincerely,

Michael W. Kremenak
President

Thrivent Multidimensional Income Portfolio
a series of
Thrivent Series Fund, Inc.
901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402
800-847-4836

Questions and Answers for Contractholders

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the matter to be voted on.
Q: Why is a shareholder meeting being held?
A: Thrivent Series Fund, Inc. (the “Fund”) is holding a special meeting of shareholders of Thrivent Multidimensional Income Portfolio (the “Target Portfolio”) on June 27, 2024 (with any adjournments, postponements, or delays of the meeting, the “Meeting”), to seek shareholder approval for the reorganization (the “Reorganization”) of the Target Portfolio into Thrivent Opportunity Income Plus Portfolio (the “Acquiring Portfolio”). Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Portfolio.
Q: Why is the Reorganization being recommended?
A: After careful consideration, the Board of Directors (the “Board”) of the Fund has determined that a Reorganization is in the best interests of the shareholders of the Target Portfolio and recommends that you cast your vote “FOR” the proposed Reorganization.
The Target Portfolio and the Acquiring Portfolio both invest primarily in a range of debt securities. Each Portfolio is a series of the Fund, an open-end investment company registered under the Investment Company Act of 1940. Thrivent Financial for

Lutherans (“Thrivent” or the “Adviser”) is the investment adviser for the Target Portfolio and the Acquiring Portfolio.
The Target Portfolio has had mixed performance relative to the Acquiring Portfolio. The Target Portfolio had slightly better performance for the three-year period and outperformed the Acquiring Portfolio for the five-year and since inception periods ended December 31, 2023 while the Acquiring Portfolio posted stronger results for the one-year period ended December 31, 2023. The Target Portfolio is ranked in the same Morningstar category as the Acquiring Portfolio, but it has experienced more volatile results.
The Reorganization was approved by the Board on February 28, 2024. The Board considered the fact that the Acquiring Portfolio ranked at or above the median of its Morningstar peers for the one- and three-year periods and below the median for the five- and ten-year periods as of December 31, 2023. The Board also considered that the Target Portfolio and the Acquiring Portfolio have a Morningstar rating of three stars, and the Acquiring Portfolio has lower total operating expenses. The Board noted that the current portfolio managers of the Acquiring Portfolio are as follows: Stephen D. Lowe, CFA since April 2018; Kent L. White, CFA since April 2015; and Theron G. Whitehorn, CFA since April 2021.
The Board believes that the Reorganization would be in the best interests of the shareholders of the Target Portfolio because: (i) shareholders will become shareholders of a larger combined portfolio with greater potential to increase asset size and achieve economies of scale; (ii) the Adviser believes that it can most effectively manage the assets currently in the Target Portfolio by combining such assets with the Acquiring Portfolio; and (iii) the Acquiring Portfolio has lower gross and net expense ratios than the Target Portfolio and shareholders of the Target Portfolio will experience lower gross and net expense ratios in the Acquiring Portfolio following the Reorganization.
Q: Who can vote?
A: The Target Portfolio is a separate series of the Fund, which is an open-end investment company commonly called a mutual fund. Shares of the Target Portfolio may be sold to:
•
Separate accounts of Thrivent, which are used to fund benefits under various variable life insurance and variable annuity contracts issued by Thrivent;

•
Separate accounts of other insurance companies not affiliated with Thrivent, which are used to fund benefits under variable life insurance and variable annuity contracts issued by such insurance companies; and
•
Other series of the Fund.
Owners as of May 3, 2024, of the variable life insurance contracts and variable annuity contracts (each, a “Variable Contract” and such owners, “Contractholders”) funded by separate accounts of Thrivent or other insurance companies not affiliated with Thrivent invested in one or more of the Target Portfolios (each, a “Shareholder” and collectively, the “Shareholders”) are entitled to vote at the Meeting. The Target Portfolios are investment options in the separate accounts held directly by the Shareholders, which are used to fund the Variable Contracts issued by the Shareholders. Accordingly, Contractholders are being solicited to provide voting instructions to the direct Shareholders, which will in turn cast votes in accordance with instructions received from the Contractholders. If your voting instructions are not timely received, any shares of the Target Portfolio attributable to a Variable Contract you own will be voted by the respective Shareholder in proportion to the voting instructions actually received for all Variable Contracts issued by that Shareholder participating in the proxy solicitation for the Target Portfolio. This voting procedure may result in a relatively small number of Contractholders determining the outcome of the vote.
Any shares of the Target Portfolio held by Thrivent or its affiliates for their own account and any shares held in an asset allocation portfolio managed by Thrivent, the investment adviser to the Target Portfolio, will be voted in proportion to the voting instructions received from all Contractholders participating in the proxy solicitation for the Target Portfolio. This voting procedure may also result in a relatively small number of Contractholders determining the outcome of the vote.
Q: How will the Reorganization affect me?
A: Assuming the proposed Reorganization is approved by Contractholders, the assets of the Target Portfolio will be combined with those of the Acquiring Portfolio. The shares of the Target Portfolio that fund your benefits under Variable Contracts would automatically be exchanged for an equal dollar value of shares of the Acquiring Portfolio. The Reorganization would affect only the investments underlying Variable Contracts and would not otherwise affect Variable Contracts. Following the Reorganization, the Target Portfolio will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?
A: Contractholders will not pay any commissions or fees in connection with the Reorganization, although brokerage and other transaction costs of approximately $36,169 will be borne by the Target Portfolio and/or the Acquiring Portfolio. Other direct and indirect costs of the Reorganization will be borne by the Adviser, as further discussed in the “Additional Information About the Reorganization—Expenses of the Reorganization” section in the Prospectus/Proxy Statement.
Q: Will the total annual operating expenses that my portfolio investment bears increase as a result of the Reorganization?
A: No, they are likely to decrease. An unexpected increase in “Other Expenses” of the Acquiring Portfolio could cause them to increase. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the “Comparison of the Portfolios — Fees and Expenses” section of the Prospectus/Proxy Statement.
Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?
A: The Reorganization is expected to be tax-free for federal income tax purposes. Generally, Contractholders will not incur capital gains or losses on the exchange of Target Portfolio shares for Acquiring Portfolio shares as a result of the Reorganization. The cost basis on each investment will also remain the same. If you choose to make a total or partial surrender of your Variable Contract, you may be subject to taxes and other charges under your Variable Contract. Contractholders are advised to consult with their own tax advisors regarding the tax consequences of the Reorganization. See the “Additional Information About the Reorganization – Material Federal Income Tax Consequences of the Reorganization” section of the accompanying Prospectus/Proxy Statement for more details.
Q: Can I surrender or exchange my interests in the Target Portfolio for a different subaccount option of the Fund or surrender my contract before the Reorganization takes place?
A: Yes, but please refer to the most recent prospectus of your Variable Contract as certain charges and/or restrictions may apply to such exchanges and surrenders. For more detail on these restrictions and charges, see Appendix A to the statement of additional information relating to the Reorganization (the “Reorganization SAI”).
Q: If Contractholders of the Target Portfolio do not approve the Reorganization, what will happen to the Target Portfolio?
A: The Adviser will reassess what changes it would like to make to the Target Portfolio, including repurposing the Target Portfolio’s principal investment strategies or recommending to the Board a liquidation of the Target Portfolio. It may ultimately decide to make no changes.
Q: Who pays the costs of the Reorganization?
A: If the Reorganization is approved, brokerage and other transaction costs will be borne by the Target Portfolio and/or the Acquiring Portfolio. Other costs associated with the Reorganization, such as the costs of the Meeting, proxy expenses, legal fees, IT system changes, audit fees and filing fees, will be paid by Thrivent and will not be borne by Contractholders of the Target Portfolio, regardless of whether the Reorganization is completed. The Reorganization is expected to be tax-free for federal income tax purposes and Contractholders are not expected to experience a tax impact from the Reorganization.
Q: How can I vote?
A: Contractholders are invited to attend the Meeting to cast their vote in person. You may also vote by executing a proxy using one of three methods:
•
Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card or voting instruction card. If this feature is used, there is no need to mail the proxy card or voting instruction card.
•
Phone: Instructions for casting your vote via phone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card or voting instruction card. If this feature is used, there is no need to mail the proxy card or voting instruction card.
•
Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card or voting instruction card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, phone or mail may revoke them at any time prior to the Meeting by filing with the Fund a written notice of revocation; executing and returning another proxy bearing a later date; voting later by Internet or phone; or attending the Meeting and providing new voting instructions. Attending the Meeting will not by itself revoke any previously submitted voting instructions.
Q: How can I attend the Meeting?
A: The Meeting will be held at the offices of Thrivent Financial for Lutherans, 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402. You are entitled to participate in the Meeting only if you were a Contractholder of record as of the close of business on May 3, 2024. The Meeting will begin promptly at 10:30 a.m. Central Time on June 27, 2024. We encourage you to arrive at the Meeting prior to the start time leaving ample time for the check in.
Q: When should I vote?
A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.
Q: Who should I call if I have questions about the proposals in the Prospectus/Proxy Statement?
A: If you need assistance, you may call Mediant at 888-441-3205 from 9:00 a.m. to 6:00 p.m. Eastern Time, Monday through Friday. Your call will be answered by a live representative that can assist you with questions on the proposal or the voting process and accept your vote on a recorded line. Please have your proxy card or voting instruction card ready when calling.
Q: How can I get more information about the Target and Acquiring Portfolios or my Variable Contract?
A: You may obtain (1) a prospectus, statement of additional information or annual/semiannual shareholder report for the Portfolios, (2) a prospectus or statement of additional information for your Variable Contract or (3) the Reorganization SAI by:

•
Internet.

For a copy of a prospectus, a statement of additional information, and/or annual/semiannual shareholder report for the Portfolios, visit thriventportfolios.com/prospectus.

For a copy of a prospectus or statement of additional information for your Variable Contract, visit:
○
Variable Annuity Reference Center: https://www.thrivent.com/what-we-offer/insurance/annuities/variable-annuity-reference-center.html.
○
Variable Universal Life Insurance Reference Center: https://www.thrivent.com/what-we-offer/insurance/variable-universal-life-reference-center.html. For a copy of the Reorganization SAI, visit www.proxypush.com/THR. You will need to provide the control number printed on your proxy card or voting instruction card.
•
Phone. Call 800-847-4836 and say “Annuities” or “Life Insurance.”
•
Email. Send an email to mail@thrivent.com.

Thrivent Multidimensional Income Portfolio
a series of
Thrivent Series Fund, Inc.
901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402
800-847-4836

Notice of Special Meeting of Shareholders
to be Held on June 27, 2024

Notice is hereby given that a special meeting of shareholders (with any adjournments, postponements, or delays of the meeting, the “Meeting”) of Thrivent Multidimensional Income Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held on June 27, 2024 at 10:30 a.m. Central Time at the offices of Thrivent Financial for Lutherans, 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402.
The Board of Directors of the Fund (the “Board”) has fixed the close of business on May 3, 2024, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting.
The Meeting is being held for the following purposes:
1.
To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets to Thrivent Opportunity Income Plus Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for shares of the Acquiring Portfolio, (ii) distribute such shares of the Acquiring Portfolio to shareholders of the Target Portfolio, and (iii) dissolve.
2.
To transact such other business as may properly be presented at the Meeting.
Each Target Portfolio is a separate series of the Fund, which is an open-end investment company commonly called a mutual fund. Shares of the Target Portfolios may be sold to:
•
Separate accounts of Thrivent Financial for Lutherans (“Thrivent”), which are used to fund benefits under various variable life insurance and variable annuity contracts issued by Thrivent;

•
Separate accounts of other insurance companies not affiliated with Thrivent, which are used to fund benefits under variable life insurance and variable annuity contracts issued by such insurance companies; and
•
Other series of the Fund.
Owners as of May 3, 2024, of the variable life insurance contracts and variable annuity contracts (each, a “Variable Contract” and such owners, “Contractholders”) funded by separate accounts of Thrivent or other insurance companies not affiliated with Thrivent invested in the Target Portfolio (each, a “Shareholder” and collectively, the “Shareholders”) are entitled to vote at the Meeting. The Target Portfolio is an investment option in one or more separate accounts held directly by the Shareholders, which are used to fund the Variable Contracts issued by the Shareholders. Accordingly, Contractholders are being solicited to provide voting instructions to the direct Shareholders, which will in turn cast votes in accordance with instructions received from the Contractholders.
Contractholders are invited to attend the Meeting to cast their vote in person. You may also vote by executing a proxy using one of three methods:
•
Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card or voting instruction card. If this feature is used, there is no need to mail the proxy card or voting instruction card.
•
Phone: Instructions for casting your vote via phone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card or voting instruction card. If this feature is used, there is no need to mail the proxy card or voting instruction card.
•
Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card or voting instruction card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.
Contractholders who execute proxies by Internet, phone or mail may revoke them at any time prior to the Meeting by filing with the Fund a written notice of revocation; executing and returning another proxy bearing a later date; voting later by Internet or phone; or attending the Meeting and providing new voting instructions. Attending the Meeting will not by itself revoke any previously submitted voting instructions.

The Board recommends that shareholders of the Target Portfolio vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.
Your vote is important.
No matter how many shares you own and regardless of whether you plan to attend the Meeting, please promptly return your proxy card or voting instruction card, or record your voting instructions by Internet or phone, to avoid the additional expense of further solicitation.

May 9, 2024

John D. Jackson
Secretary and Chief Legal Officer
Thrivent Series Fund, Inc.

Thrivent Multidimensional Income Portfolio
a series of
Thrivent Series Fund, Inc.
901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402
800-847-4836

Combined Prospectus/Proxy Statement
May 9, 2024

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the (“Fund”) to be used at a special meeting of shareholders (with any adjournments, postponements, or delays of the meeting, the “Meeting”) of Thrivent Multidimensional Income Portfolio (the “Target Portfolio”). The Meeting will be held on June 27, 2024 to consider the reorganization (the “Reorganization”) of the Target Portfolio into Thrivent Opportunity Income Plus Portfolio (the “Acquiring Portfolio”).
The Target Portfolio and the Acquiring Portfolio are sometimes referred to herein individually as a “Portfolio,” or collectively, as the “Portfolios.” Each of the Target Portfolio and the Acquiring Portfolio is organized as a series of the Fund, an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Target Portfolio and the Acquiring Portfolio is a diversified company as defined under the 1940 Act.
Shares of the Target Portfolio may be sold to:
•
Separate accounts of Thrivent Financial for Lutherans (“Thrivent”);
•
Separate accounts of other insurance companies not affiliated with Thrivent; and
•
Other Portfolios of the Fund.
The separate accounts of Thrivent and other insurance companies are used to fund benefits under variable life insurance and variable annuity contracts (each, a “Variable Contract”) issued by such insurance companies. Thrivent, other insurance companies, and the other Portfolios of the Fund are the sole shareholders and record owners of the Target Portfolio and are entitled to vote all of the shares of the Target Portfolio at the Meeting.
The voting rights of Variable Contract owners, and limitations on those rights, are explained in separate prospectuses relating to such Variable Contracts. This Prospectus/Proxy Statement and the accompanying materials are being delivered to Variable Contract owners (who are sometimes referred to as “Contractholders”) who, by virtue of their ownership of Variable Contracts, beneficially owned shares of the Target Portfolio as of the record date for the Meeting, May 3, 2024 (the “Record Date”), so that they may instruct Thrivent or other insurance companies how to vote the shares of the Target Portfolio underlying their Variable Contracts.
For ease of reference, the term “shareholders” will be used in this Prospectus/Proxy Statement to refer collectively to both record owners and beneficial owners of shares of the Target Portfolio (i.e., both owners of Variable Contracts funded by the Target Portfolio and shareholders of the Target Portfolio) as of the Record Date.
This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Portfolio ought to know before voting on the Reorganization. Please read it carefully and retain it for future reference.
The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Prospectus/Proxy Statement:
•
The Prospectus and Statement of Additional Information of Thrivent Series Fund, Inc., dated April 30, 2024 (the “Fund Prospectus” and “Fund SAI,” respectively), with respect to the Target and Acquiring Portfolios (File Nos. 033-03677 and 811-04603).
•
The annual report for the fiscal year ended December 31, 2023, of Thrivent Series Fund, Inc. with respect to the Target and Acquiring Portfolios (File No. 811-04603).
•
The Statement of Additional Information, dated May 9, 2024, relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”) (File No. 333-278300).
For a free copy of the Fund Prospectus, Fund SAI, annual report, or semiannual report, call 800-847-4836, send an email to mail@thrivent.com, or visit thriventportfolios.com/prospectus.

For a free copy of the Reorganization SAI, call 800-847-4836 or send an email to mail@thrivent.com and ask for the “Reorganization SAI.” To access an electronic copy of the Reorganization SAI from Mediant at www.proxypush.com/THR, you will need to provide the control number printed on your proxy card or voting instruction card.
The Portfolios file certain reports and other information with the SEC. Information filed by the Portfolios with the SEC can be reviewed on the EDGAR database on the SEC’s website at SEC.gov. You can also request copies of this information, after paying a duplicating fee, by sending an email to publicinfo@sec.gov.
The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
Neither the SEC nor any state regulator has approved or disapproved of these shares or passed upon the adequacy of this Prospectus/Proxy Statement. A representation to the contrary is a crime.
The date of this Prospectus/Proxy Statement is May 9, 2024. The Prospectus/Proxy Statement will be made available to shareholders on or about May 14, 2024.

Overview of the Reorganization
The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Shareholders should read the entire Prospectus/Proxy Statement carefully.
Board Approval of the Reorganization
The Board, including the directors who are not “interested persons” (as defined in the 1940 Act) of the Portfolio (the “Independent Directors”), has unanimously approved the Agreement and Plan of Reorganization (the “Reorganization Agreement”) on behalf of the Portfolios, subject to Target Portfolio shareholder approval. The Reorganization Agreement provides for:
•
the transfer of all of the assets of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio;
•
the distribution by the Target Portfolio of such Acquiring Portfolio shares to Target Portfolio shareholders; and
•
the dissolution of the Target Portfolio.
When the Reorganization is complete, Target Portfolio shareholders will hold Acquiring Portfolio shares. The aggregate value of the Acquiring Portfolio shares a Target Portfolio shareholder will receive in the Reorganization will equal the aggregate value of the Target Portfolio shares owned by such shareholder immediately prior to the Reorganization, but the overall number of shares held by Target Portfolio shareholders may change. After the Reorganization, the Acquiring Portfolio will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement. The Reorganizations will not affect your Variable Contract.
As discussed in more detail elsewhere in this Prospectus/Proxy Statement, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s shareholders because: (i) shareholders will become shareholders of a larger combined portfolio with greater potential to increase asset size and achieve economies of scale; (ii) Thrivent Financial for Lutherans, the Portfolios’ investment adviser (“Thrivent” or the “Adviser”), believes that it can most effectively manage the assets currently in the Target Portfolio by combining such assets with the Acquiring Portfolio; and (iii) the Acquiring Portfolio has lower gross and net expense ratios than the Target Portfolio and shareholders of the Target Portfolio will experience lower gross and net expense ratios in the Acquiring Portfolio following the Reorganization.
In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Portfolio and the Acquiring Portfolio, the fact that the Target Portfolio shareholders would not experience any diminution in shareholder services as a result of the Reorganization, and the fact that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.
Background and Reasons for the Reorganization
The Target Portfolio and the Acquiring Portfolio have similar investment objectives to seek current income. The Target Portfolio seeks growth of capital as a secondary objective while the Acquiring Portfolio seeks current income consistent with capital preservation. The two Portfolios have similar principal investment strategies, which are described in more detail in the “Comparison of the Portfolios—Investment Objective and Principal Strategies” section of the Prospectus/Proxy Statement.
In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio shareholders, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratio of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of shareholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) that the proposed Reorganization was expected to be a tax-free reorganization for federal income tax purposes; (viii) the compatibility of the Portfolios’ service features available to shareholders; and (ix) the estimated costs of the Reorganization, which, except for brokerage and other transaction costs, would be borne by the Adviser of the Portfolios. The primary factors in the Board’s determination were the Acquiring Portfolio’s recent performance and lower gross and net expense ratios, as well as the benefits of economies of scale of a larger combined portfolio, such as improved growth prospects. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio shareholders will not be diluted as a result of the Reorganization.
The Board is asking shareholders of the Target Portfolio to approve the Reorganization at the Meeting to be held on June 27, 2024. If shareholders of the Target Portfolio approve the proposed Reorganization, it is expected that the closing date of the transaction will be after the close of business on or about July 26, 2024 (the “Closing Date”), but it may be at a different time as described herein.
Contingency Plan
If the proposed Reorganization is not approved by the shareholders of the Target Portfolio, the Board will consider alternatives, including repurposing the Target Portfolio's principal investment strategies or liquidating the Target Portfolio. It may also ultimately decide to make no changes.
The Board recommends that you vote “FOR” the Reorganization.

Comparison of the Portfolios
Investment Objective and Principal Strategies
Investment Objective. The Target Portfolio and the Acquiring Portfolio have similar investment objectives to seek a high level of current income. The Target Portfolio also seeks growth of capital as a secondary objective while the Acquiring Portfolio also seeks capital preservation.
Principal Strategies. Both Portfolios invest primarily in debt securities. The Target Portfolio seeks to provide a high level of current income by investing in multiple income and growth producing asset classes and strategies. Its investments include higher-yielding, higher-risk fixed income securities as well as other types of securities, and it has been positioned more aggressively than many peer funds. The Acquiring Portfolio seeks to generate income by investing in a broad range of debt securities. Its investments include higher-yielding, higher risk fixed income securities, as well as securitized debt and other types of securities. Investments are diversified across sectors to manage risk and potentially provide more stability when interest rates rise.
Portfolio Holdings. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available on the Portfolios’ website.
The following tables provide a side-by-side comparison of the investment objectives and principal strategies of the Target Portfolio and the Acquiring Portfolio.
Investment Objective
Target Portfolio	Acquiring Portfolio
The Portfolio seeks a high level of current income and, secondarily, growth of capital. The Portfolio's investment objectives may be changed without shareholder approval.	The Portfolio seeks a combination of current income and long-term capital appreciation.

Principal Strategies
Target Portfolio	Acquiring Portfolio
The Portfolio seeks to achieve its
investment objectives by allocating
assets across multiple income and
growth producing asset classes and
strategies. Debt securities in which
the Portfolio invests include high yield,
high risk bonds, notes, debentures
and other debt obligations commonly
known as “junk bonds.” At the time of
purchase, these high-yield securities
are rated below BBB- by S&P, or Baa3
by Moody's, or unrated but
considered to be of comparable
quality by the Adviser. The Portfolio
will also implement its investment
strategy by investing in convertible
bonds and U.S. dollar denominated
emerging markets sovereign debt.

The Portfolio also plans to invest in
income-producing equity securities
such as preferred stock, shares of
closed-end funds (“CEFs”), and
exchange-traded funds (“ETFs”).
CEFs and ETFs are investment
companies that trade on a stock
exchange and may trade at a
premium or a discount to their net
asset value. The Portfolio may also
pursue its investment strategy by
investing in other mutual funds
including funds managed by the
Adviser or an affiliate and unaffiliated
funds.

The Portfolio may invest in other
securities such as investment-grade

Under normal circumstances, the
Portfolio primarily invests in a broad
range of debt securities.

The debt securities in which the
Portfolio invests may be of any
maturity or credit quality, including
high yield, high risk bonds, notes,
debentures and other debt obligations
commonly known as “junk bonds.” At
the time of purchase, these high-yield
securities are rated below BBB- by
S&P, or Baa3 by Moody's, or unrated
but considered to be of comparable
quality by the Adviser. The Portfolio
may also invest in investment-grade
corporate bonds, asset-backed
securities, mortgage-backed
securities (including commercially
backed ones), sovereign and
emerging market debt (both U.S.
dollar and non-U.S. dollar
denominated), preferred stock, and
other types of securities.

The Portfolio utilizes derivatives
primarily in the form of U.S. Treasury
futures contracts in order to manage
the Portfolio’s duration, or interest rate
risk. The Portfolio may enter into
derivatives contracts traded on
exchanges or in the over the counter
market.

The Portfolio may invest in foreign
securities, including those of issuers
in emerging markets. An “emerging

Principal Strategies
Target Portfolio	Acquiring Portfolio
corporate bonds, asset-backed
securities, and mortgage-backed
securities. The Portfolio utilizes
derivatives primarily in the form of
U.S. Treasury futures contracts in
order to manage the Portfolio’s
duration, or interest rate risk. The
Portfolio may enter into derivatives
contracts traded on exchanges or in
the over the counter market.

The Adviser uses fundamental and
other investment research techniques
to determine what to buy and sell.
Fundamental techniques assess a
security’s value based on an issuer’s
financial profile, management, and
business prospects.

market” country is any country
determined by the Adviser to have an
emerging market economy,
considering factors such as the
country’s credit rating, its political and
economic stability and the
development of its financial and
capital markets.

The Portfolio may also pursue its
investment strategy by investing in
mutual funds managed by the Adviser
or an affiliate.

The Adviser uses fundamental and
other investment research techniques
to determine what to buy and sell.
Fundamental techniques assess a
security’s value based on an issuer’s
financial profile, management, and
business prospects.

Principal Risks
The Portfolios are subject to similar principal risks, with a few differences. For principal risks that are applicable to both Portfolios, there is no significant difference between the Portfolios in the relative materiality of these risks. The Acquiring Portfolio is subject to Allocation Risk and Prepayment Risk, while the Target Portfolio is not. The Target Portfolio is subject to Closed-End Fund Risk, Convertible Securities Risk, ETF Risk Government Securities Risk and Preferred Securities Risk, while the Acquiring Portfolio is not.
Shares of each Portfolio will rise and fall in value and there is a risk that you could lose money by investing in each Portfolio. The table below compares the principal risks of an investment in each Portfolio. The risks are listed alphabetically and each risk is described below the table. This list is not intended to include all risks and each Portfolio may be subject to other risks.
Risk	Target Portfolio	Acquiring Portfolio
Allocation Risk		X
Closed-End Fund Risk	X
Conflicts of Interest Risk	X	X
Convertible Securities Risk	X
Credit Risk	X	X
Derivatives Risk	X	X
Emerging Markets Risk	X	X
ETF Risk	X
Foreign Securities Risk	X	X
Government Securities Risk	X
High Yield Risk	X	X
Interest Rate Risk	X	X
Investment Adviser Risk	X	X
Issuer Risk	X	X
Liquidity Risk	X	X
Market Risk	X	X
Mortgage-Backed and Other Asset-Backed Securities Risk	X	X
Other Funds Risk	X	X
Preferred Securities Risk	X
Prepayment Risk		X
Sovereign Debt Risk	X	X
Principal Risks to Which Both Portfolios are Subject
Conflicts of Interest Risk. An investment in the Portfolio is subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to the Portfolio for which the Portfolio would compensate the Adviser and/or such affiliates. The Portfolio may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser, including other Portfolios. The Adviser may have an incentive (financial or otherwise) to enter into transactions or arrangements on behalf of the Portfolio with itself or its affiliates in circumstances where it might not have done so otherwise.

The Adviser or its affiliates manage other investment funds and/or accounts (including proprietary accounts) and have other clients with investment objectives and strategies that are similar to, or overlap with, the investment objective and strategy of the Portfolio, creating conflicts of interest in investment and allocation decisions regarding the allocation of investments that could be appropriate for the Portfolio and other clients of the Adviser or their affiliates.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio utilizes equity futures in order to increase or decrease its exposure to various asset classes at a lower cost than trading stocks directly. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Emerging Markets Risk. The risks and volatility of investing in foreign securities is increased in connection with investments in emerging markets. The economic, political and market structures of developing countries in emerging markets, in most cases, are not as strong as the structures in the U.S. or other developed countries in terms of wealth, stability, liquidity and transparency. A Portfolio may not achieve its investment objective and portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in, or with revenue exposures to, countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies, and the risks of such events are heightened within emerging market countries. Portfolio performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in, or with revenue exposures to, countries with less developed or unreliable legal, tax, regulatory, accounting, recordkeeping and corporate governance systems and standards. In particular, there may be less publicly available and transparent information about issuers in emerging markets than would be available about issuers in more developed capital markets because such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Emerging markets may also have differing legal systems, many of which provide fewer security holder rights and practical remedies to pursue claims than are available for securities of companies in the U.S. or other developed countries, including class actions or fraud claims. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging market securities.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. Certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, market closures, war, terrorism, natural disasters and outbreak of infectious diseases. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High yield securities generally have a less liquid resale market.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes in general economic conditions, inflation, and monetary policies, such as certain types of interest rate changes by the Federal Reserve, could affect interest rates and the value of some securities. During periods of low interest rates or when inflation rates are high or rising, the Portfolio may be subject to a greater risk of rising interest rates.

Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. The assessment of potential Portfolio investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. To the extent that dealers do not maintain inventories of bonds that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including regulatory events, economic downturn, government shutdowns, the spread of infectious illness such as the outbreak of COVID-19, public health crises, war, terrorism, social unrest, recessions, natural disasters or similar events.
Mortgage-Backed and Other Asset-Backed Securities Risk. The value of mortgage-backed and asset-backed securities are influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Portfolio to decline and reduce the overall return of the Portfolio. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities are paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.
Other Funds Risk. Because the Portfolio invests in other funds, the performance of the Portfolio is dependent, in part, upon the performance of other funds in which the Portfolio may invest. As a result, the Portfolio is subject to the same risks as those faced by the other funds. In addition, other funds may be subject to additional fees and expenses that are borne by the Portfolio.
Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Additional Principal Risks to Which Only the Target Portfolio is Subject
Closed-End Fund (“CEF”) Risk. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio; fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns (i.e., trading at a discount or premium to its net asset value); and that CEFs are permitted to invest in a greater amount of “illiquid” securities than typical mutual funds. The Portfolio is subject to a pro-rata share of the management fees and expenses of each CEF in addition to the Portfolio’s management fees and expenses, resulting in Portfolio shareholders subject to higher expenses than if they invested directly in CEFs.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Portfolio may also be forced to convert a convertible security at an inopportune time, which may decrease the Portfolio’s return.
ETF Risk. An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Portfolio will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. Because ETFs trade on an exchange, there is a risk that an ETF will trade at a discount to net asset value or that investors will fail to bring the trading price in line with the underlying shares (known as the arbitrage mechanism). There is the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities.
Government Securities Risk. The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Federal Home Loan Bank, Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loan Banks, Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Federal Home Loan Banks, Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government, which may be negatively impacted by rising levels of indebtedness. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore are subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Additional Principal Risks to Which Only the Acquiring Portfolio is Subject
Allocation Risk. The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a Portfolio may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment generally reduces the yield to maturity and the average life of the security.
Fees and Expenses
The table below sets forth the fees and expenses that investors may pay to buy, hold and/or sell shares of each of the Target Portfolio and the Acquiring Portfolio, including (i) the fees and expenses paid by the Target Portfolio for the twelve-month period ended December 31, 2023, (ii) the fees and expenses paid by the Acquiring Portfolio for the twelve-month period ended December 31, 2023, and (iii) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2023, assuming the Reorganization had been completed as of the beginning of such period. If you own a Variable Contract, you will have additional fees and expenses, which are described in the prospectus for your Variable Contract. Variable Contract-level expenses are not reflected in the table below.

Shareholder Fees (fees directly paid from your investment)
	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with Target Portfolio)
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (load) (as a % of the net asset value)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with Target Portfolio)
Management Fees	0.55%	0.50%	0.50%
Other Expenses	0.38%	0.17%	0.13%
Acquired Fund Fees and Expenses	0.19%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	1.12%	0.70%	0.66%
Less Fee Waivers and/or Expense Reimbursements(1)	0.14%	None	None
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.98%	0.70%	0.66%
(1)
The Adviser has contractually agreed, through at least May 31, 2025, to waive a portion of the management fees associated with the shares of the Target Portfolio in order to limit the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 0.79% of the average daily net assets of the shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.
Example
The following example, using the actual and pro forma operating expenses for the twelve-month period ended December 31, 2023, is intended to help you compare the cost of investing in the Acquiring Portfolio pro forma after the Reorganization with the cost of investing in each of the Target Portfolio and the Acquiring Portfolio without the Reorganization. The example does not include charges imposed by Variable Contracts. If Variable Contract charges were included, your expenses would be higher than those shown. The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example for the Target Portfolio for the 1 Year period reflects the effect of the contractual fee waiver and/or expense reimbursement. The example also assumes that your investments have a 5% return each year and that each Portfolio’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:
	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with the Target Portfolio)
One Year	$100	$72	$67
Three Years	$342	$224	$211
Five Years	$603	$390	$368
Ten Years	$1,351	$871	$822
Portfolio Turnover
Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Portfolios’ performance. During the fiscal year ended December 31, 2023, the Target Portfolio’s and the Acquiring Portfolio’s portfolio turnover rates were 93% and 56%, respectively, of the average value of their portfolios.
Capitalization
The following table sets forth the capitalization of the Target Portfolio and the Acquiring Portfolio as of March 28, 2024, and the pro forma capitalization of the Acquiring Portfolio as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.
	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio (assuming merger with the Target Portfolio)
Net Assets	$46,847,245	$162,032,807	$208,880,052
Net Asset Value Per Share	$9.62	$8.95	$8.95
Shares Outstanding	4,868,669	18,095,361	23,327,118
The pro forma shares outstanding reflect the issuance by the Acquiring Portfolio of approximately 5,231,757 shares. Such issuance reflects the exchange of the assets of the Target Portfolio for newly issued shares of the Acquiring Portfolio at the pro forma net asset value per share. The aggregate value of the Acquiring Portfolio shares that a Target Portfolio shareholder receives in the Reorganization will equal the aggregate value of the Target Portfolio shares owned immediately prior to the Reorganization.
Performance Information
The following bar charts show the annual returns of the Target Portfolio since its inception and the Acquiring Portfolio for the past ten calendar years. The bar charts include the effects of each Portfolio’s expenses, but not charges or deductions against your Variable Contract, and assume that you sold your investment at the end of the period. If these charges and deductions were included, returns would be lower than those shown.

Target Portfolio
Year-by-Year Total Return

Acquiring Portfolio
Year-by-Year Total Return

As a result of market activity, current performance may vary from the figures shown.

The Target Portfolio’s total return for the three-month period from October 1, 2023 to December 31, 2023 was 6.28%. The Acquiring Portfolio’s total return for the three-month period from October 1, 2023 to December 31, 2023 was 6.19%. Since the Target Portfolio’s inception on April 28, 2017, its highest quarterly return was 10.45% (for the quarter ended June 30, 2020) and its lowest quarterly return was -15.09% (for the quarter ended March 31, 2020). During the past 10 years, the Acquiring Portfolio’s highest quarterly return was 6.81% (for the quarter ended June 30, 2020) and its lowest quarterly return was -7.54% (for the quarter ended March 31, 2020).
As a basis for evaluating each Portfolio’s performance and risks, the following table shows how each Portfolio’s performance compares with broad-based market indices that the Adviser believes are appropriate benchmarks for such Portfolio. The Target Portfolio compares its performance against the following broad-based securities market indices: the Bloomberg U.S. Corporate High Yield Bond Index, which measures the non-investment grade, fixed-rate, taxable corporate bond market and includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers; the Bloomberg Emerging Markets USD Sovereign Index, which tracks fixed and floating-rate U.S. dollar-denominated debt issued by emerging market governments; and the S&P U.S. Preferred Stock Total Return Index, which represents the U.S. preferred stock market. The Acquiring Portfolio compares its performance against the following broad-based securities market indices: the Bloomberg U.S Mortgage-Backed Securities Index, which covers the mortgage-backed securities component of the Bloomberg U.S. Aggregate Bond Index; and the Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index, which represents the performance of high yield corporate bonds rated Ba or B, with a maximum allocation of 2% to any one issuer. Further, the table includes the effects of each Portfolio’s expenses, but not charges or deductions against your Variable Contract. If these charges and deductions were included, returns would be lower than those shown.
Average annual total returns are shown below for each Portfolio for the periods ended December 31, 2023 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of a Portfolio is not indicative of its future performance.

Average Annual Total Returns (Periods Ending December 31, 2023)
	Target Portfolio
	1 Year	5 Years	Since Inception 4/28/2017
Portfolio (before taxes)	8.37%	3.88%	2.58%
Bloomberg U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	13.45%	5.37%	4.20%
Bloomberg Emerging Markets USD Sovereign Index (reflects no deduction for fees, expenses or taxes)	10.96%	1.30%	0.86%
S&P U.S. Preferred Stock Total Return Index (reflects no deduction for fees, expenses or taxes)	12.02%	4.23%	2.85%

	Acquiring Portfolio
	1 Year	5 Years	10 Years
Portfolio (before taxes)	8.94%	2.37%	2.51%
Bloomberg U.S. Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)	5.05%	0.25%	1.38%
Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	12.56%	5.49%	4.64%
Management of the Portfolios
The Board
The Board has oversight responsibilities for each Portfolio and performs its fiduciary duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser
Each Portfolio is managed by Thrivent, 901 Marquette Ave., Suite 2500, Minneapolis, Minnesota 55402. Thrivent and its affiliates have been in the investment advisory business since 1986 and had approximately $150.7 billion in assets under management as of December 31, 2023. Thrivent establishes the overall investment strategy and provides investment research and supervision of the assets for each of the Portfolios.
The Fund’s annual report discusses the basis for the Board approving the investment advisory agreement between the Fund and Thrivent.
Management Fees
Each Portfolio pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Fund provides for the following advisory fees for each Portfolio, expressed as an annual rate of average daily net assets:
Target Portfolio
0.550% of average daily net assets up to $100 million
0.500% of average daily net assets over $100 million
Acquiring Portfolio
0.500% of average daily net assets up to $500 million
0.450% of average daily net assets over $500 million
During the twelve-months ended December 31, 2023, the contractual advisory fees for the Target Portfolio were 0.550% of the Target Portfolio’s average daily net assets.
During the twelve-months ended December 31, 2023, the contractual advisory fees for the Acquiring Portfolio were 0.500% of the Acquiring Portfolio’s average daily net assets.
For a complete description of each Portfolio’s advisory services, see the section of the Fund Prospectus entitled “Management of the Portfolios” and the section of the Fund SAI entitled “Investment Adviser and Portfolio Managers.”
Administrative Service Fee
The Adviser is responsible for providing certain administrative and accounting services to the Portfolios. Each Portfolio pays the Adviser a fee equal to the sum of $80,000 ($70,000 prior to January 1, 2024) plus 0.017% of the Portfolio’s average daily net assets for providing such services to the Portfolio. See “Other Services – Administration Contract” in the Fund’s SAI for additional information.
Portfolio Managers
Stephen D. Lowe, CFA, Kent L. White, CFA and Theron G. Whitehorn, CFA are jointly and primarily responsible for the day-to-day management of the Target Portfolio and the Acquiring Portfolio. Mr. Lowe is Chief Investment Strategist and has served as a portfolio manager for the Portfolios since April 2018. He has been in the industry since 1996 and joined Thrivent in 1997. Mr. White is Vice President, Fixed Income Mutual Funds and has served as a portfolio manager for the Target Portfolio since July 2019 and the Acquiring Portfolio since April 2015. He has been in the industry since 1999 and joined Thrivent in 1999. Mr. Whitehorn is Director of Fixed Income Quantitative Research and has served as a portfolio manager for the Portfolios since April 2021. He has been in the industry since 2002 and joined Thrivent in 2018.
Mr. Lowe, Mr. White, and Mr. Whitehorn will continue to manage the Acquiring Portfolio following the Reorganization.
The Fund SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolios.
Other Service Providers
State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the custodian for the Portfolios.
Thrivent Financial Investor Services Inc., 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3211, provides transfer agency and dividend payment services necessary to the Portfolios.
Thrivent Distributors, LLC, 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3211, serves as the distributor and principal underwriter for the Portfolios.
PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402, serves as the Portfolios independent registered public accounting firm.

Additional Information About the Reorganization
General
The Reorganization Agreement provides that the Target Portfolio will transfer all of its assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. The Acquiring Portfolio shares issued to the Target Portfolio will have an aggregate value equal to the aggregate value of the Target Portfolio’s net assets immediately prior to the Reorganization. Upon receipt by the Target Portfolio of Acquiring Portfolio shares, the Target Portfolio will distribute such shares of the Acquiring Portfolio to Target Portfolio shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Portfolio will dissolve under applicable state law. For the Reorganization of Thrivent Multidimensional Income Portfolio into Thrivent Opportunity Income Plus Portfolio, the Adviser anticipates selling approximately 33% of the market value of the Target Portfolio’s investments in conjunction with the Reorganization. As of March 31, 2024, the Target Portfolio’s investments that the Adviser would anticipate selling have a market value of $15,649,225.
The Target Portfolio will distribute the Acquiring Portfolio shares received by it pro rata to Target Portfolio shareholders of record in exchange for their interest in shares of the Target Portfolio. Accordingly, as a result of the Reorganization, each Target Portfolio shareholder would own Acquiring Portfolio shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Portfolio shares immediately prior to the Reorganization. The interests of each of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Portfolio or the Acquiring Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than the shareholder did in either of the separate Portfolios.
The Acquiring Portfolio will be the accounting survivor of the Reorganization.
No sales charge or fee of any kind will be assessed to Target Portfolio shareholders in connection with their receipt of Acquiring Portfolio shares in the Reorganization.
Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Portfolio that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.
Terms of the Reorganization Agreement
The following is a summary of the material terms of the Reorganization Agreement. The form of Reorganization Agreement is attached as Appendix A to this Prospectus/Proxy Statement.
Pursuant to the Reorganization Agreement, the Acquiring Portfolio will acquire all of the assets of the Target Portfolio on the Closing Date in exchange for shares of the Acquiring Portfolio. Subject to the Target Portfolio’s shareholders approving the Reorganization, the Closing Date shall occur on July 26, 2024, or such other date as determined by an officer of the Fund.
On the Closing Date, the Target Portfolio will transfer to the Acquiring Portfolio all of its assets. The Acquiring Portfolio will in turn transfer to the Target Portfolio a number of its shares equal in value to the value of the net assets of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Portfolio’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Portfolio will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.
The Target Portfolio expects to distribute shares of the Acquiring Portfolio received by the Target Portfolio to shareholders of the Target Portfolio promptly after the Closing Date and then dissolve.
The Acquiring Portfolio and the Target Portfolio have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:
•
the approval of the Reorganization by the Target Portfolio’s shareholders;
•
the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•
the receipt of all necessary approvals, registrations and exemptions under federal and state laws;
•
the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;
•
the effectiveness under applicable law of the registration statement of the Acquiring Portfolio of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and
•
the receipt of an opinion of counsel relating to the characterization of the Reorganization as a tax-free reorganization for federal income tax purposes (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).
The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Target Portfolio, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Portfolio’s shareholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.
Reasons for the Proposed Reorganization
In determining whether to recommend approval of the Reorganization Agreement to shareholders of the Target Portfolio, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Target Portfolio and the Acquiring Portfolio before the proposed Reorganization and the estimated expense ratio of the combined portfolio after the proposed Reorganization; (ii) the comparable investment performance of the Portfolios; (iii) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement; (v) whether the Reorganization would result in the dilution of shareholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) that the proposed Reorganization was expected to be a tax-free reorganization for federal income tax purposes; (viii) the compatibility of the Portfolios’ service features available to shareholders; and (ix) the estimated costs of the Reorganization, which, except for brokerage and other transaction costs, would be borne by the Adviser of the Portfolios. The primary factors in the Board’s determination were the Acquiring Portfolio’s recent performance and lower gross and net expense ratios, as well as the benefits of economies of scale of a larger combined portfolio, such as improved growth prospects. The Board considered all factors presented to it, including any adverse factors as described above, and after due consideration concluded that these factors supported a determination to approve the Reorganization Agreement.
The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s shareholders because: (i) shareholders will become shareholders of a larger combined portfolio with greater potential to increase asset size and achieve economies of scale; (ii) the Acquiring Portfolio has achieved slightly better performance than the Target Portfolio for the one-year period ended December 31, 2023, on an absolute basis, though there is no guarantee of future performance; (iii) Thrivent, the Portfolios’ investment adviser, believes that it can most effectively manage the assets currently in the Target Portfolio by combining such assets with the Acquiring Portfolio; and (iv) the Acquiring Portfolio has lower gross and net expense ratios than the Target Portfolio and shareholders of the Target Portfolio will experience a lower gross and net expense ratios in the Acquiring Portfolio following the Reorganization.
The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio shareholders will not be diluted as a result of the Reorganization.
Material Federal Income Tax Consequences of the Reorganization
The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Portfolio as capital assets for U.S. federal income tax purposes on the date of the exchange. For federal income tax purposes, the Contractholders are not the shareholders of the Target Portfolio. Rather, Thrivent and its separate accounts are the shareholders.
This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Contractholder or to Contractholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Contractholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.
The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Portfolio and the Acquiring Portfolio receive an opinion from Reed Smith LLP, special counsel to each Portfolio, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows: to the effect that on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:
•
the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Portfolio and the Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
•
under Section 361 of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares, or upon the distribution of Acquiring Portfolio shares by the Target Portfolio to its shareholders in liquidation;
•
under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets transferred to the Acquiring Portfolio in exchange for Acquiring Portfolio shares;
•
under Section 362(b) of the Code, the Acquiring Portfolio’s tax basis in each asset that the Acquiring Portfolio receives from the Target Portfolio will be the same as the Target Portfolio’s tax basis in such asset immediately prior to such exchange;

•
under Section 1223(2) of the Code, the Acquiring Portfolio’s holding periods in each asset will include the Target Portfolio’s holding periods in such asset;
•
under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Portfolio on the distribution of Acquiring Portfolio shares to them in exchange for their shares of the Target Portfolio;
•
under Section 358 of the Code, the aggregate tax basis of the Acquiring Portfolio shares that the Target Portfolio’s shareholders receive in exchange for their Target Portfolio shares will be the same as the aggregate tax basis of the Target Portfolio shares exchanged therefor;
•
under Section 1223(1) of the Code, a Target Portfolio shareholder’s holding period for the Acquiring Portfolio shares received in the Reorganization will be determined by including the holding period for the Target Portfolio shares exchanged therefor, provided that the shareholder held the Target Portfolio shares as a capital asset on the date of the exchange; and
•
under Section 381 of the Code, the Acquiring Portfolio will succeed to and take into account the items of the Target Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.
The opinion will be based on certain factual certifications made by the officers of the Target Portfolio and the Acquiring Portfolio and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.
The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to the Target Portfolio. In connection with the Reorganization, on or before the Closing Date, the Target Portfolio will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains through the Closing Date.
Immediately prior to the Reorganization, the Target Portfolio is not expected to have any unutilized capital loss carryforwards. The final amount of unutilized capital loss carryforwards for the Target Portfolio is subject to change and will not be determined until the Closing Date. As of March 31, 2024, the capital loss carryforward of the Target Portfolio and the Acquiring Portfolio was $5,862,016 and $21,271,593, respectively.
Generally, the Acquiring Portfolio will succeed to the capital loss carryforwards of the Target Portfolio, subject to the limitations described below. If the Target Portfolio has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Portfolio capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Portfolio shareholders.
Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under Section 368(a)(1) of the Code can result in limitations on the post-reorganization Portfolio’s use of capital loss carryforwards of the participating Portfolios. An “equity structure shift” can trigger limitations on capital loss carryforwards where there is a more than 50% change in the ownership of a Portfolio.
The Adviser does not anticipate a limitation on capital loss carryforwards because the Reorganization is not expected to result in a more than 50% change in ownership of the Target Portfolio or the Acquiring Portfolio and the Portfolios are not expected to have capital loss carryforwards.
It is expected that, as of the closing of the Reorganization, all of the Target Portfolio’s investments will be eligible investments of the Acquiring Portfolio. Nonetheless, the Adviser anticipates selling some of the Target Portfolio’s investments in conjunction with the Reorganization. As of March 31, 2024, the Target Portfolio’s investments that the Adviser would anticipate selling are approximately 33% of the Target Portfolio’s net assets and have a market value of $15,649,225.
A portion of the Target Portfolio’s assets may be sold prior to the Reorganization. The actual tax impact of such sales on Target Portfolio shareholders will depend on the difference between the price at which such portfolio assets are sold and the Target Portfolio's basis in such assets. Any capital gains recognized in these sales will be distributed to the Target Portfolio's shareholders (but not Contractholders) as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to Target Portfolio shareholders (but not Contractholders).

Although it is not expected that the Reorganization will be a taxable event for any Contractholder, Contractholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.
Expenses of the Reorganization
All expenses of the Reorganization, except brokerage and other transaction costs, will be paid by the Adviser or an affiliate and will not be borne by Contractholders of the Target Portfolio.
Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreements and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Board attending the Board meetings and preparing the Board minutes; auditing fees associated with the Portfolio’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Portfolios estimates the total cost of the Reorganization of Thrivent Multidimensional Income Portfolio into Thrivent Opportunity Income Plus Portfolioto be approximately $55,458. If the Reorganization is not approved by shareholders, the Adviser will still bear the costs of the proposed Reorganization.
Any brokerage and other transaction costs associated with the purchase or disposition of portfolio investments by the Target Portfolio prior to the Reorganization will be borne by the Target Portfolio. Any brokerage and other transaction costs associated with the purchase or disposition of portfolio investments by the Acquiring Portfolio after the Reorganization will be borne by the Acquiring Portfolio. Total brokerage and other transaction costs are estimated to be $36,169, which is 8 basis points of the Target Portfolio’s net assets as of March 31, 2024.

Additional Information About the Portfolios
Governing Law
The Fund is an open-end management investment company registered under the 1940 Act and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 32 separate series or “Portfolios.” Each Portfolio of the Fund, other than Thrivent Large Cap Growth Portfolio and Thrivent Partner Healthcare Portfolio, is diversified within the meaning of the 1940 Act. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.
The Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on the first page of this Prospectus/Proxy Statement and in the Questions and Answers preceding this Prospectus/Proxy Statement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase your Variable Contract through a broker-dealer or other financial intermediary, Thrivent, the other issuing insurance company, or their related companies may pay the intermediary for the sale of the contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Portfolio over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
The Separate Accounts
Shares in the Fund may be sold, without sales charges, to:
•
Separate accounts of Thrivent, which are used to fund benefits of Variable Contracts issued by Thrivent;
•
Separate accounts of other insurance companies not affiliated with Thrivent, which are used to fund benefits of Variable Contracts issued by such insurance companies; and

•
Other Portfolios of the Fund.
A prospectus for the Variable Contract describes how the premiums and the assets relating to the Variable Contract may be allocated among one or more of the subaccounts that correspond to the Portfolios of the Fund.
The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent or other insurance companies. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios at the same time. Although neither Thrivent nor the Fund currently foresees any such disadvantage, the Fund’s Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a Portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.
As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners and variable annuity contract owners with respect to their investments in the Fund. The Fund’s Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.
Redeeming Portfolio Shares
Shares of the Portfolios may not be redeemed directly by holders of Variable Contracts. The separate accounts holding shares of a Portfolio may redeem shares at the next calculation of the Portfolio’s NAV. Orders received in good order before the close of trading on the NYSE (generally 4:00 p.m. Eastern time) will be processed at the NAV calculated that day.
Pricing of Portfolio Shares
The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). Each Portfolio generally determines its NAV once daily at the close of regular trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time.

If the NYSE has an unscheduled early close but certain other markets remain open until their regularly scheduled closing time, the NAV may be determined as of the regularly scheduled closing time of the NYSE. If the NYSE and/or certain other markets close early due to extraordinary circumstances (e.g., weather, terrorism, etc.), the NAV may be calculated as of the early close of the NYSE and/or other markets. The NAV generally will not be determined on days when, due to extraordinary circumstances, the NYSE and/or certain other markets do not open for trading. The Portfolios generally do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the other Portfolios generally value their securities at current market value using readily available market prices. If market prices are not readily available or if the Adviser determines that they are not reliable, the Board has designated the Adviser to make fair valuation determinations in accordance with Rule 2a-5 under the 1940 Act. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies. For any portion of a Portfolio’s assets that are invested in other mutual funds, the NAV is calculated based upon the NAV of the mutual funds in which the Portfolio invests, and the prospectuses for those mutual funds explain the circumstances under which they will use fair value pricing and the effects of such a valuation.
Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Adviser evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

Please note that the Target Portfolio and the Acquiring Portfolio have identical valuation policies. As a result, there will be no material change to the value of the Target Portfolio’s assets because of the Reorganization.
Frequent Trading Policies
The Portfolio’s have identical policies with respect to frequent purchases and redemptions. For more information, see “Policy Regarding Frequent Purchases and Redemptions” disclosures in the Fund’s Prospectus, which are incorporated herein by reference. The Reorganization will not affect these policies.
Distributions
Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains, if any, received by the Portfolios. Dividends, if any, are generally declared and paid annually for the Target Portfolio and declared daily and paid monthly for the Acquiring Portfolio.
While the Portfolios do not intend to engage in short-term trading, they may dispose of securities held for only a short time if Thrivent believes it to be advisable. Such changes may result in the realization of capital gains. Each Portfolio distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will be declared and paid at least annually and in compliance with applicable regulations.
Outstanding Shares and Principal Shareholders
Under the 1940 Act, any person who owns of record or is known by the Fund to own beneficially 5% or more of any class of a Portfolio’s outstanding shares is deemed a principal holder, and any person who owns more than 25% of a Portfolio’s outstanding shares is deemed a control person. A shareholder who beneficially owns more than 25% of a Portfolio’s shares is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Portfolio’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Portfolio shareholders.
At the close of business on the Record Date, the Target Portfolio had outstanding 4,721,421.64 shares, which is the total number of possible votes on the proposed

Reorganization. As of the Record Date, the Directors and officers of the Target Portfolio as a group owned less than 1% of the shares of the Target Portfolio. As of the Record Date, no person was known by the Target Portfolio to own beneficially or of record as much as 5% of the shares of the Target Portfolio except as follows:
Shareholder	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial for Lutherans ATTN: Securities Operations 901 Marquette Ave Suite 2500 Minneapolis MN 55402-3211	4,721,421.64	100%
At the close of business on the Record Date, the Acquiring Portfolio had outstanding 18,044,252.27 shares. As of the Record Date, the Directors and officers of the Acquiring Portfolio as a group owned less than 1% of the shares of the Acquiring Portfolio. As of the Record Date, no person was known by the Acquiring Portfolio to own beneficially or of record as much as 5% of the Acquiring Portfolio shares except as follows:
Shareholder	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial for Lutherans ATTN: Securities Operations 901 Marquette Ave Suite 2500 Minneapolis MN 55402-3211	18,044,252.27	100%
Financial Highlights
The Target Portfolio’s and the Acquiring Portfolio’s financial highlights for the fiscal year ended December 31, 2023, which are included in the Fund Prospectus and incorporated herein by reference, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the annual report. The financial highlights audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Voting and Meeting Information
Record Date
The Board has fixed the close of business on May 3, 2024, as the Record Date for the determination of Contractholders entitled to notice of, and to vote at, the Meeting. Target Portfolio shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.
Quorum
A majority of the shares of the Target Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent and its affiliates together are the record owners of a majority of the shares of the Target Portfolio. Thrivent’s representation at the Meeting will therefore assure the presence of a quorum.
Required Vote
The Board has unanimously approved the Reorganization, subject to shareholder approval. Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Target Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio.
Thrivent, other insurance companies, and the other Portfolios of the Fund are the sole shareholders and record owners of the Target Portfolio and are entitled to vote all of the shares of the Target Portfolio at the Meeting. Variable Contract owners who, by virtue of their ownership of Variable Contracts, beneficially owned shares of the Target Portfolio as of the Record Date may instruct Thrivent or other insurance companies how to vote the shares of the Target Portfolio underlying their Variable Contracts.

Voting
Target Portfolio shareholders may vote in any one of four ways: (i) Internet, (ii) phone, (iii) mail, or (iv) in person at the Meeting. Instructions on how to vote by Internet, phone and mail are included with the enclosed proxy materials.
Contractholders who execute proxies by Internet, phone or mail may revoke them at any time prior to the Meeting by filing with the Fund a written notice of revocation; executing and returning another proxy bearing a later date; voting later by Internet or phone; or attending the Meeting and providing new voting instructions. Attending the Meeting will not by itself revoke any previously submitted voting instructions.
The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with Contractholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Portfolio employs procedures for Internet and phone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Portfolio will not be liable for following Internet or phone votes which it believes to be genuine.
All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.
If your voting instructions are not timely received, any shares of the Target Portfolio attributable to a Variable Contract you own will be voted by the respective Shareholder in proportion to the voting instructions received for all Variable Contracts issued by that Shareholder participating in the proxy solicitation for the Target Portfolio. This voting procedure may result in a relatively small number of Contractholders determining the outcome of the vote. No minimum response is required from Contractholders before Thrivent will vote the Target Portfolio shares.
Any shares of the Target Portfolio held by Thrivent or its affiliates for their own account and any shares held in an asset allocation portfolio managed by Thrivent will be voted in proportion to the voting instructions received from all Contractholders participating in the proxy solicitation for the Target Portfolio. This voting procedure may also result in a relatively small number of Contractholders determining the outcome of the vote.

Revocation of Voting Instructions
Contractholders who execute proxies by Internet, phone or mail may revoke them at any time prior to the Meeting by filing with the Fund a written notice of revocation; executing and returning another proxy bearing a later date; voting later by Internet or phone; or attending the Meeting and providing new voting instructions. Attending the Meeting will not by itself revoke any previously submitted voting instructions.
Abstentions and Broker Non-Votes
Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization. It is unlikely that there will be any broker non-votes on the proposed Reorganization because brokers will not typically have discretionary authority to vote on the Reorganization and there are no other proposals to be presented at the Meeting.
Solicitation of Voting Instructions
Solicitation of proxies is being made primarily by the mailing of this Prospectus/Proxy Statement with its enclosures on or about May 14, 2024. Contractholders of the Target Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Thrivent and its affiliates, without additional compensation, may solicit proxies in person or by phone, telegraph, facsimile or oral communication. The Target Portfolio has engaged Mediant, a professional proxy services firm, to assist in the distribution of proxy materials and additional solicitation (if any) and the tabulation of proxies, pursuant to a Master Agreement with BetaNXT, Inc., the owner of Mediant, which includes a statement of work. The Master Agreement includes provisions for limitation of liability and termination and a statement of work describing Mediant’s obligations with respect to proxy solicitation.
Thrivent anticipates that additional telephone solicitation by Mediant will not be necessary. Any direct costs associated with the proxy solicitation and Meeting, including printing, distribution, and any proxy solicitation costs as well as the costs of the Meeting, will be paid by the Adviser. The costs to the Adviser for the distribution of proxy materials and the solicitation and tabulation of proxies are not expected to exceed $11,689. If the Reorganization is not approved by shareholders, the Adviser will still bear the costs associated with the proxy solicitation and Meeting.
We ask that you promptly mail your proxy card or voting instruction card, for which no postage is required if mailed in the United States, or record your voting instructions by Internet or phone, regardless of whether you plan to attend the Meeting.
Other Matters to Come Before the Meeting
The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting.
Possible Adjournment
In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of Contractholders based on a consideration of all relevant factors, including the nature of the particular proposal, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.
Annual or Special Meetings of Shareholders
There will be no annual or further special meetings of shareholders of the Fund unless required by applicable law or called by the Board in its discretion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, 901 Marquette Ave., Suite 2500, Minneapolis, Minnesota 55402-3211. Shareholder proposals should be received in a reasonable time before the solicitation is made.
May 9, 2024
Date of Combined Prospectus/Proxy Statement

Appendix A—Form of Agreement and Plan of Reorganization

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [July __, 2024] by Thrivent Series Fund, Inc. (the “Fund”), a Minnesota corporation, on behalf of its series, Thrivent Opportunity Income Plus Portfolio (the “Acquiring Portfolio”) and Thrivent Multidimensional Income Portfolio (the “Target Portfolio”). Thrivent Financial for Lutherans is also party to the Agreement solely for purposes of Section 3.F.
Witnesseth:
WHEREAS, the Board of Directors (the “Board”) of the Fund, on behalf of each of the Acquiring Portfolio and the Target Portfolio, has determined that entering into this Agreement whereby the Target Portfolio would transfer all of its assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio, is in the best interests of the shareholders of their respective Fund; and
WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);
NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:
1. Plan of Transaction.
A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Portfolio will convey, transfer and deliver to the Acquiring Portfolio at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Portfolio (including accrued interest to the Closing Date) (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).
B. Consideration. In consideration thereof, the Acquiring Portfolio agrees that the Acquiring Portfolio at the closing will deliver to the Target Portfolio, full and fractional shares of beneficial interest, par value $0.01 per share, of the Acquiring Portfolio having net asset values per share calculated as provided in Section 3(A) hereof, in an amount equal to the aggregate dollar value of the Assets determined pursuant to

Section 3(A) hereof net of any liabilities of the Target Portfolio described in Section 3(E) hereof (the “Liabilities”) (collectively, the “Acquiring Portfolio Shares”). The calculation of full and fractional Acquiring Portfolio Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Portfolio Shares delivered to the Target Portfolio in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.
2. Closing of the Transaction.
A. Closing Date. The closing shall occur within thirty (30) business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Portfolio at which this Agreement will be considered and approved, or such later date as soon as practicable thereafter, as the parties may mutually agree (the “Closing Date”). On the Closing Date, the Acquiring Portfolio shall deliver to the Target Portfolio the Acquiring Portfolio Shares in the amount determined pursuant to Section 1(B) hereof and the Target Portfolio thereafter shall, in order to effect the distribution of such shares to the Target Portfolio shareholders, instruct the Acquiring Portfolio to register the pro rata interest in the Acquiring Portfolio Shares (in full and fractional shares) of each of the holders of record of shares of the Target Portfolio in accordance with their holdings of shares of the Target Portfolio and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Portfolio agrees promptly to comply with said instruction. The Acquiring Portfolio shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.
3. Procedure for Reorganization.
A. Valuation. The value of the Assets of the Target Portfolio to be transferred by the Acquiring Portfolio shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Portfolio (collectively, the “Acquiring Portfolio Prospectus”), copies of which have been delivered to the Target Portfolio.
B. Delivery of Portfolio Assets. The Assets shall be delivered to State Street Bank and Trust Company as Custodian for the Acquiring Portfolio or such other custodian as designated by the Acquiring Portfolio (collectively the “Custodian”) for the benefit of the Acquiring Portfolio, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Portfolio and the Acquiring Portfolio, in proportion to their respective declines in total operating expenses, if any.
C. Failure to Deliver Securities. If the Target Portfolio is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Portfolio for the reason that any such securities purchased by the Target Portfolio have not yet been delivered it by the Target Portfolio’s broker or brokers, then, in lieu of such delivery, the Target Portfolio shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by the Acquiring Portfolio or Custodian, including brokers’ confirmation slips.
D. Shareholder Accounts. The Acquiring Portfolio, in order to assist the Target Portfolio in the distribution of the Acquiring Portfolio Shares to the Target Portfolio shareholders after delivery of the Acquiring Portfolio Shares to the Target Portfolio, will establish pursuant to the request of the Target Portfolio an open account with the Acquiring Portfolio for each shareholder of the Target Portfolio and, upon request by the Target Portfolio, shall transfer to such accounts, the exact number of Acquiring Portfolio Shares then held by the Target Portfolio specified in the instruction provided pursuant to Section 2 hereof.
E. Liabilities. The Liabilities shall include all of the Target Portfolio’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement. The Target Portfolio will discharge all of its Liabilities prior to or on the Closing Date.
F. Expenses. In the event that the transactions contemplated herein are consummated, Thrivent Financial for Lutherans (or an affiliate thereof) shall pay the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Fund. In addition, as part of the Reorganization, the Target Fund will write off its remaining unamortized organizational expenses, if any, which shall be reimbursed by Thrivent Financial for Lutherans (or an affiliate thereof). The Acquiring Fund shall bear expenses associated with the qualification of shares of the Acquiring Fund for sale in the various states. In addition, to the extent that any transition of Fund securities is required in connection with the Reorganization, the respective Fund may incur transaction expenses associated with the sale and purchase of Fund securities. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Thrivent Financial for Lutherans (or an affiliate thereof).
G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Portfolio shall voluntarily dissolve and completely liquidate by taking, in accordance with the laws of the State of Minnesota and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Portfolio. Immediately after the Closing Date, the share transfer books relating to the Target Portfolio shall be closed and no transfer of shares shall thereafter be made on such books.
4. Representations and Warranties of the Target Portfolio.
The Target Portfolio hereby represents and warrants to the Acquiring Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Portfolio that:
A. Organization. The Fund is a corporation, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization. The Target Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation of the Fund, as amended through the date hereof (the “Articles of Incorporation”). The Fund and the Target Portfolio are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Portfolio. The Fund and the Target Portfolio have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Portfolio.
B. Registration. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Target Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Portfolio audited as of and for the year ended December 31, 2023, true and complete copies of which have been heretofore furnished to the Acquiring Portfolio, fairly represent the financial condition and the results of operations of the Target Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.
D. Unaudited Financial Statements. The Target Portfolio shall furnish to the Acquiring Portfolio within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Portfolio’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Portfolio as complying with the requirements hereof.
E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Target Portfolio not discharged pursuant to Section 3(E), and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Portfolio which would, if adversely determined, materially affect the Target Portfolio’s financial condition. All liabilities were incurred by the Target Portfolio in the ordinary course of its business.
F. Material Agreements. The Target Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Portfolio (collectively, the “Target Portfolio Prospectus”), there are no material agreements outstanding relating to the Target Portfolio to which the Target Portfolio is a party.
G. Statement of Earnings. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Portfolio shall furnish the Acquiring Portfolio with a statement of the earnings and profits of the Target Portfolio within the meaning of the Code as of the Closing Date.

H. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.
I. Necessary Authority. The Fund on behalf of the Target Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Target Portfolio, and except for obtaining approval of the Target Portfolio shareholders, no other corporate acts or proceedings by the Fund on behalf of the Target Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Target Portfolio and constitutes a valid and binding obligation of the Target Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).
J. No Violation, Consents and Approvals. The execution, delivery and performance of this Agreement by the Fund on behalf of the Target Portfolio does not and will not (i) result in a material violation of any provision of the Fund’s or the Target Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Portfolio is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement.

K. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:
i.
any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Portfolio, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;
ii.
issued by the Target Portfolio any option to purchase or other right to acquire shares of the Target Portfolio to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Portfolio Prospectus;
iii.
any entering into, amendment or termination of any contract or agreement by the Target Portfolio, except as otherwise contemplated by this Agreement;
iv.
any indebtedness incurred, other than in the ordinary course of business, by the Target Portfolio for borrowed money or any commitment to borrow money entered into by the Target Portfolio;
v.
any amendment of the Fund’s or the Target Portfolio’s organizational documents; or
vi.
any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Portfolio other than a lien for taxes not yet due and payable.
L. Title. On the Closing Date, the Target Portfolio will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Portfolio will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.
M. Prospectus/Proxy Statement. The Registration Statement on Form N-14 of the Fund (the “Registration Statement”) and the Prospectus/Proxy Statement contained therein

(the “Prospectus/Proxy Statement”), as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Portfolio, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4(M) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Portfolio furnished to the Target Portfolio by the Acquiring Portfolio.
N. Tax Qualification. The Target Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.
5. Representations and Warranties of the Acquiring Portfolio.
The Acquiring Portfolio hereby represents and warrants to the Target Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Target Portfolio that:
A. Organization. The Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation. The Fund and the Acquiring are qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Portfolio. The Fund and the Acquiring Portfolio have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Portfolio.
B. Registration. The Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Portfolio is in compliance in all material respects with the

1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.
C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Portfolio audited as of and for the year ended December 31, 2023, true and complete copies of which have been heretofore furnished to the Target Portfolio, fairly represent the financial condition and the results of operations of the Acquiring Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.
D. Unaudited Financial Statements. The Acquiring Portfolio shall furnish to the Target Portfolio within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Portfolio as complying with the requirements hereof.
E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Portfolio not disclosed in the financial statements delivered pursuant to Sections 5(C) and 5(D) hereof which would materially affect the Acquiring Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would, if adversely determined, materially affect the Acquiring Portfolio’s financial condition. All liabilities were incurred by the Acquiring Portfolio in the ordinary course of its business.
F. Material Agreements. The Acquiring Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Portfolio Prospectus there are no material agreements outstanding relating to the Acquiring Portfolio to which the Acquiring Portfolio is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.
H. Necessary Authority. The Fund on behalf of the Acquiring Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Acquiring Portfolio, no other corporate acts or proceedings by the Acquiring Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Acquiring Portfolio and constitutes a valid and binding obligation of the Acquiring Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).
I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by Fund on behalf of the Acquiring Portfolio does not and will not (i) result in a material violation of any provision of Fund’s or the Acquiring Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Portfolio is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement.

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would materially affect its financial condition.
K. Acquiring Portfolio Shares: Registration. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.
L. Acquiring Portfolio Shares: Authorization. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Portfolio’s Prospectus furnished to the Target Portfolio.
M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Portfolio, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.
N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Portfolio, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Portfolio furnished to the Acquiring Portfolio by the Target Portfolio.
O. Tax Qualification. The Acquiring Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6. Covenants.
During the period from the date of this Agreement and continuing until the Closing Date, the Target Portfolio and Acquiring Portfolio agree as follows (except as expressly contemplated or permitted by this Agreement):
A. Other Actions. The Target Portfolio and Acquiring Portfolio shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.
B. Government Filings; Consents. The Fund shall file all reports required to be filed by the Target Portfolio and Acquiring Portfolio with the SEC between the date of this Agreement and the Closing Date and the Target Portfolio and Acquiring Portfolio shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Portfolio and the Acquiring Portfolio shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.
C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Portfolio or Acquiring Portfolio, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, to be set forth in the Registration Statement or the Prospectus/Proxy Statement. The Target Portfolio shall promptly prepare the Prospectus/Proxy Statement and the Acquiring Portfolio shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Portfolio and its affiliated persons, the Acquiring Portfolio shall only include such information as is approved by the Target Portfolio for use in the Registration Statement. The Acquiring Portfolio shall not amend or supplement any such information regarding the Target Portfolio and such affiliates without the prior written consent of the Target Portfolio which consent shall not be unreasonably withheld or delayed. The Acquiring Portfolio shall promptly notify and provide the Target Portfolio with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Portfolio shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Portfolio shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Portfolio Shares in the transactions contemplated by this Agreement, and the Target Portfolio shall furnish all information concerning the Target Portfolio and the holders of the Target Portfolio’s shares as may be reasonably requested in connection with any such action.
D. Access to Information. During the period prior to the Closing Date, the Target Portfolio shall make available to the Acquiring Portfolio a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Portfolio shall make available to the Target Portfolio each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law).
E. Shareholder Meetings. The Target Portfolio shall call a meeting of the Target Portfolio shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and proxy card to each shareholder of the Target Portfolio as of the record date for such meeting of shareholders. The Board shall recommend to the Target Portfolio shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.
F. Portfolios. The Target Portfolio and Acquiring Portfolio covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when the Assets are added to the Acquiring Portfolio’s portfolio, the resulting portfolio will meet the Acquiring Portfolio’s investment objective, policies and restrictions, as set forth in the Acquiring Portfolio’s Prospectus, a copy of which has been delivered to the Target Portfolio. Notwithstanding the foregoing, nothing herein will require the Target Portfolio to dispose of any portion of the Assets if, in the reasonable judgment of the Target Portfolio’s Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.
G. Distribution of Shares. The Target Portfolio covenants that at closing it shall cause to be distributed the Acquiring Portfolio Shares in the proper pro rata amount for the benefit of Target Portfolio’s shareholders and that the Target Portfolio shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Portfolio covenants to use all reasonable efforts to cooperate with the Acquiring Portfolio and the Acquiring Portfolio’s transfer agent in the distribution of said shares. The Target Portfolio covenants further that, pursuant to Section 3(G) hereof, it shall liquidate and dissolve as promptly as practicable after the Closing Date.
H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Portfolio and the Acquiring Portfolio represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.
I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper directors and officers of each party to this Agreement shall take all such necessary action.
J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Portfolio and the Acquiring Portfolio will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.
K. Tax Status of Reorganization. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Portfolio nor the Target Portfolio shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Portfolio and the Target Portfolio will take such action, or cause such action to be taken, as is reasonably necessary to enable Reed Smith LLP (“Reed Smith”), special counsel to the Acquiring Portfolio and the Target Portfolio, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by Reed Smith).
L. Declaration of Dividend. At or immediately prior to the Closing Date, the Target Portfolio shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.
7. Conditions to Obligations of the Target Portfolio.
The obligations of the Target Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Portfolio:
A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of a “Majority of the Outstanding Voting Securities” (as defined in the Articles of Incorporation) of the Target Portfolio.
B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Portfolio as of the Closing Date, and the Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio satisfactory in form and substance to the Target Portfolio so stating. The Acquiring Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.
C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.
E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Portfolio.
F. Tax Opinion. The Target Portfolio shall have obtained an opinion from Reed Smith, special counsel for the Target Portfolio, dated as of the Closing Date, addressed to the Target Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Reed Smith may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.
G. Officer Certificates. The Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Acquiring Portfolio.
8. Conditions to Obligations of the Acquiring Portfolio.
The obligations of the Acquiring Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Portfolio:
A. Representations, Warranties, and Agreements. Each of the representations and warranties of the Target Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Portfolio as of the Closing Date, and the Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio satisfactory in form and substance to the Acquiring Portfolio so stating. The Target Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.
B. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.
C. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.
D. No Injunctions or Restrains; Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.
E. Tax Opinion. The Acquiring Portfolio shall have obtained an opinion from Reed Smith, special counsel for the Acquiring Portfolio, dated as of the Closing Date, addressed to the Acquiring Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Reed Smith may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.
F. Shareholder List. The Target Portfolio shall have delivered to the Acquiring Portfolio an updated list of all shareholders of the Target Portfolio, as reported by the Target Portfolio’s transfer agent, as of one (1) business day prior to the Closing Date with each shareholder’s respective holdings in the Target Portfolio, taxpayer identification numbers, Form W9 and last known address.
G. Officer Certificates. The Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 hereof are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Target Portfolio and by Target Portfolio shareholders.
9. Amendment, Waiver and Termination.
A. The parties hereto may, by agreement in writing authorized by the Board on behalf of each of the Target Portfolio and the Acquiring Portfolio, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Portfolio; provided, however, that after receipt of Target Portfolio shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Portfolio’s shareholder approval thereof.
B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.
C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:
i.
by the consent of the Board on behalf of each of the Target Portfolio and the Acquiring Portfolio;
ii.
by the Target Portfolio, if the Acquiring Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;
iii.
by the Acquiring Portfolio, if the Target Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;
iv.
by either the Target Portfolio or the Acquiring Portfolio, if the Closing has not occurred on or prior to December 31, 2024 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);
v.
by the Acquiring Portfolio in the event that: (a) all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Portfolio gives the Target Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof; and (c) the Target Portfolio then fails or refuses to close within the earlier of ten (10) business days or December 31, 2024; or
vi.
by the Target Portfolio in the event that: (a) all the conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Portfolio gives the Acquiring Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof; and (c) the Acquiring Portfolio then fails or refuses to close within the earlier of ten (10) business days or December 31, 2024.
10. Remedies.
In the event of termination of this Agreement by either or both of the Target Portfolio and Acquiring Portfolio pursuant to Section 9(C) hereof, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.
11. Survival of Warranties and Indemnification.
A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Portfolio and the Target Portfolio to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Portfolio or the Target Portfolio be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.
B. Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its directors, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.
C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.
12. Survival.
The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.
13. Notices.
All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Portfolio shall be addressed to the Target Portfolio c/o Thrivent Series Fund, Inc., 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3211, Attention: Chief Legal Officer, or at such other address as the Target Portfolio may designate by written notice to the Acquiring Portfolio. Notice to the Acquiring Portfolio shall be addressed to the Acquiring Portfolio c/o Thrivent Series Fund, Inc., 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3211, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Portfolio may designate by written notice to the Target Portfolio. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14. Successors and Assigns.
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.
15. Books and Records.
All books and records of the Target Portfolio, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Portfolio from and after the Closing Date and shall be turned over to the Acquiring Portfolio as soon as practicable following the Closing Date.
16. General.
This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Fund on behalf of the Target Portfolio and by the Fund on behalf of the Acquiring Portfolio and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to principles of conflicts or choice of law.
17. Limitation of Liability.
It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Directors and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the property of the Fund as provided in the Articles of Incorporation. The obligations of any series of the Fund hereunder shall be the exclusive obligation of that series and the parties hereto can only look to the assets of that series to satisfy any debt or obligation incurred by that series hereunder.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.
Thrivent Series Fund, Inc. on Behalf of its Series,
Thrivent Opportunity Income Plus Portfolio
___________________________________________
Name: Michael W. Kremenak
Title: President
Attest:
___________________________________________
Name: John D. Jackson
Title: Secretary and Chief Legal Officer
Thrivent Series Fund, Inc. on Behalf of its Series,
Thrivent Multidimensional Income Portfolio
___________________________________________
Name: Michael W. Kremenak
Title: President
Attest:
___________________________________________
Name: John D. Jackson
Title: Secretary and Chief Legal Officer
Thrivent Financial for Lutherans (solely for purposes of Section 3.F.)
___________________________________________
Name: David S. Royal
Title: Executive Vice President, Chief Financial
Officer and Chief Investment Officer
Attest:
___________________________________________
Name: John D. Jackson
Title: Senior Counsel

Thrivent Multidimensional Income Portfolio
a series of
Thrivent Series Fund, Inc.
901 Marquette Ave., Suite 2500
Minneapolis, Minnesota 55402
800-847-4836

Statement of Additional Information
May 9, 2024

This Statement of Additional Information is available to the shareholders of Thrivent Multidimensional Income Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Registrant”), in connection with the proposed reorganization (“the Reorganization”) whereby all of the assets of the Target Portfolio would be transferred to Thrivent Opportunity Income Plus Portfolio (the “Acquiring Portfolio”), a series of the Registrant, in exchange for shares of the Acquiring Portfolio. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus/Proxy Statement dated May 9, 2024 related to the Reorganization (the “Prospectus/Proxy Statement”). The Target Portfolio and the Acquiring Portfolio are sometimes referred to herein individually as a “Portfolio” or collectively as the “Portfolios.”
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. A copy of the Prospectus/Proxy Statement may be obtained without charge by writing to Mediant, P.O. Box 8035, Cary, NC 27512-9916 or calling toll-free 888-441-3205. To access an electronic copy of the Prospectus/Proxy Statement from Mediant at www.proxypush.com/THR, you will need to provide the control number printed on your proxy card.
The Acquiring Portfolio will provide, without charge, upon the request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.
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Table of Contents
Page
Proposed Reorganization	3
Additional Information About the Portfolios	3
Supplemental Financial Information	3
Appendix A – Schedule of Surrender Charges	4
2

Proposed Reorganization
The Contractholders and Shareholders of the Target Portfolio are being asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Target Portfolio would (i) transfer all of its assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio, (ii) distribute such Acquiring Portfolio shares to Contractholders and Shareholders of the Target Portfolio, and (iii) dissolve. A form of the Reorganization Agreement is provided in Appendix A of the Prospectus/Proxy Statement.
Additional Information About the Portfolios
This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File No. 811-04603 and 033-03677):
1.
The Statement of Additional Information of Thrivent Series Fund, Inc. dated April 30, 2024, filed on April 29, 2024.
2.
The financial statements of the Portfolios included in Thrivent Series Fund, Inc.’s annual shareholder report for the fiscal year ended December 31, 2023, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as filed on Form N-CSR on February 27, 2024.
For a free copy of the above documents, call 800-847-4836, send an email to mail@thrivent.com, or visit thriventportfolios.com/prospectus.
Supplemental Financial Information
A table showing the fees and expenses of the Target Portfolio and the Acquiring Portfolio, and the fees and expenses of the Acquiring Portfolio on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison of the Portfolios--Fees and Expenses” section of the Prospectus/Proxy Statement.
The Reorganization will not result in a material change to the Target Portfolio's investment portfolio due to the investment restrictions of the Acquiring Portfolio. In particular, each security held by the Target Portfolio is eligible to be held by the Acquiring Portfolio. As a result, a schedule of investments of the Target Portfolio modified to show the effects of the change is not required and is not included.
There are no material differences in accounting policies of the Target Portfolio as compared to those of the Acquiring Portfolio.
3

Appendix A – Schedule of Surrender Charges

Thrivent Retirement Choice Variable Annuity
24 free transfers in each Contract Year. On subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs), you will incur a $25 transfer charge.
Contract Year:	1	2	3	4	5	6	7
Surrender Charge:	7%	7%	6%	5%	4%	3%	2%

Thrivent Financial Flexible Premium Deferred Variable Annuity – Account I
12 free transfers per Contract Year. Subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $25 transfer charge.
Contract Year:	1	2	3	4	5	6	7
Surrender Charge:	7%	6%	5%	4%	3%	2%	1%

AdvisorFlex Variable Annuity
24 free transfers per Contract Year. Subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $25 transfer charge.
Contract Year:	1	2	3
Surrender Charge:	2%	1%	1%

Thrivent Financial Single Premium Immediate Variable Annuity – Account II
12 free transfers between the Subaccounts in each Contract Year. Subsequent transfers will incur a $25 transfer charge. No surrender charges associated with this contract as it is an immediate variable annuity.

Thrivent Financial Variable Annuity Account A (Formerly AAL Variable Annuity)
12 free transfers per Contract Year. Subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $10 transfer charge.
Contract Year:	1	2	3	4	5	6	7
Surrender Charge:	7%	6%	5%	4%	3%	2%	1%

Thrivent Financial Variable Annuity Account B (Formerly LB Variable Annuity)
The number of free transfers in any Contract Year may be limited by Thrivent, although at least 12 free transfers a year will be allowed. No specific charge listed for additional transfers.
Contract Year:	1	2	3	4	5	6
Surrender Charge:	6%	5%	4%	3%	2%	1%
4

Thrivent Financial Variable Annuity Account C (Formerly TLIC Variable Annuity)
The number of free transfers in any Contract Year may be limited by Thrivent, although at least 12 free transfers a year will be allowed. No specific charge listed for additional transfers.
Contract Year:	1	2	3	4	5	6
Surrender Charge:	6%	5%	4%	3%	2%	1%

Thrivent Accumulation Variable Universal Life
A $25 charge applies to each transfer in excess of the first 12 transfers made in a Contract Year. A $25 partial surrender charge applies upon each partial surrender in excess of one per Contract Year.

Thrivent Variable Universal Life II
A $25 charge applies to each transfer in excess of the first 12 transfers made in a Contract Year. A $25 partial surrender charge applies upon each partial surrender in excess of one per Contract Year.

Thrivent Variable Universal Life (Issued between 2004 and 2008)
A $25 charge applies to each transfer in excess of the first 12 transfers made in a Contract Year. A $25 partial surrender charge is applicable during the first 10 Contract Years for each partial surrender in excess of one per Contract Year. After the 10th Contract Year there will not be a partial surrender charge.

Thrivent Variable Universal Life (Issued between 1998 and 2004)
A $25 charge applies to each transfer in excess of the first 12 transfers made in a Contract Year. A $25 partial withdrawal charge applies upon each partial withdrawal in excess of one per Contract Year.

Thrivent Variable Insurance Account A (Formerly LB Variable Universal Life Insurance)
A $20 charge applies to each transfer in excess of the first two transfers made in a Contract Year. A $25 partial surrender charge for each partial surrender that exceeds $1,250. If the partial surrender is less than $1,250 there will be no charge assessed.

Thrivent Variable Insurance Account B (Formerly TLIC Variable Insurance Account A)
A $20 charge applies to each transfer in excess of the first two transfers made in a Contract Year. A $25 partial surrender charge for each partial surrender that exceeds $1,250. If the partial surrender is less than $1,250 there will be no charge assessed.
5